Exhibit 10.3


                       AMENDMENT NO. 1 TO JANUARY 1, 2005
                              EMPLOYMENT AGREEMENT

         AMENDMENT (this "Amendment") is by and between Alamosa Holdings, Inc., a Delaware corporation ("Alamosa"), and Steven Richardson (the "Employee"). This Amendment amends the Employment Agreement by and between Alamosa and the Employee that was made and entered into as of January 1, 2005 (the "Employment Agreement") and shall be effective as of January 1, 2006.

         1. The Employment Agreement is hereby amended by increasing the Base Salary as set forth in Section 3 from $275,000 to $300,000.

         2. The Employment Agreement is hereby amended by increasing the Annual Bonus target as set forth in Section 4 from $165,000 to $175,000.

         3. The Employment Agreement is hereby amended by deleting the option grant described in Section 6 (a) for 2006 in the amount of 32,000 options. Employee will not be eligible for this grant.

         4. The Employment Agreement is hereby amended by increasing the restricted stock grant amount described in Section 6 (d) for 2006 from 24,000 to 30,000 shares.

         5. Except as modified by this Amendment, the Agreement is hereby confirmed in all respects.


         IN WITNESS WHEREOF, the parties have duly executed this Amendment effective as of January 1, 2006.


                                                  ALAMOSA HOLDINGS, INC.


                                                  By:
                                                     --------------------------
                                                     David E. Sharbutt, CEO

                                                  EMPLOYEE

                                                  -----------------------------
                                                  Steven Richardson



Dated this 8th day of November, 2005.